United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM   N-CSR

Certified Shareholder Report of Registered Management investment companies

Investment Company Act file number 811-06680

BHIRUD FUNDS INC.

(Exact Name of Registrant as Specified in Charter)

c/o Bhirud Associates, Inc.

6 Thorndal Circle, Suite 205, Darien, CT 06820

(Address of Principal Executive Offices)     (Zip code)

Registrant's Telephone Number, including Area Code: (203) 662 - 6659

SURESH BHIRUD

Bhirud Associates, Inc.

6 Thorndal Circle, Suite 205, Darien, CT 06820

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (203) 662-6659

Date of fiscal year end: July 31

Date of reporting period: July 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB

has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Apex Mid Cap Growth Fund

Annual Report

July 31, 2012

THE APEX MID CAP GROWTH FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

 JULY 31, 2012 (UNAUDITED)

As the performance table in this annual report shows, the Apex Fund significantly underperformed its benchmark for the 12 months ended July 31, 2012.  We are extremely disappointed by the performance of the Fund.  We explain some of the causes of this underperformance and highlight our future outlook for stocks following the discussion of our portfolio holdings.

Portfolio Holdings

Our holdings throughout the fiscal year have been and are highly diversified, as usual.  Broadly speaking, we are invested in consumer service companies; technology, alternative energy, and the health care industry.

Highlighted below are some of our largest holdings, which also give the flavor of our investment approach and overall strategy.

•

Sirius XM Radio Inc.: This has performed so well that it has become our largest holding, and it continues to perform well.  The company provides satellite radio services domestically and in Canada.  The company is increasing its subscriber base just about every quarter, as auto sales have been recovering since the bottom of the recession.  Few of the new competition technologies can match the quality of music and uninterrupted service provided by this company for car drivers who travel regularly over long distances.

•

Clean Energy Fuels Corp.: This is our second-largest holding.  This company offers natural gas as an alternative fuel for vehicle fleets.  The company builds and operates fueling stations supplying compressed and liquefied natural gas (LNG).  The company also manufactures products for conversion of engines to work on natural gas.  This company is a major long-term play on fleets switching to natural gas due to the high cost of diesel and gasoline.  Because natural gas prices have declined substantially, we believe that, in the long run, more and more trucks and buses will switch to LNG.  Unfortunately, however, progress is slow.

•

Capstone Turbine Corp.: This is our third-largest holding and has been a disappointment for us, as the transition to alternative energy remains slow.  The company primarily offers micro- turbine units for combined cooling, heating, and power applications.  These micro-turbines work on many different power sources; including natural gas, sour gas, landfill or digester gas, diesel, and biodiesel.

THE APEX MID CAP GROWTH FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

 JULY 31, 2012 (UNAUDITED)

•

TiVo Inc.: This is one of our top five holdings and has also been a disappointment for us.  The company provides technology and services for television solutions, including digital video recorders (DVRs).  The long-term value of this company stems from the patents it holds.  In the past one year it has won many patent lawsuits, but subscriber growth remains anemic, as the broadcasting industry is slow to adapt to the company’s new products.

We have sold some of the major holdings mentioned in the last annual report.  Notably, we have eliminated all holdings of Netflix, Inc.; Entegris, Inc.; and Onyx Pharmaceuticals, Inc.

Causes of Underperformance

There is no one factor that is causing under-performance, but an unfortunate confluence of factors contributing to this underperformance, even though the portfolio is broadly diversified.  We believe that the low level of assets remains a significant constraint for the Fund, as it reduces the degree of freedom in pursuing trading and investment opportunities.  Furthermore, although, in absolute dollar terms, Fund expenses are below industry norms, the expense ratio has a negative impact on performance, due to the low and shrinking asset base.

The most important constraint on the Fund’s performance is that some of the Fund’s holdings have become large due to price appreciation since the Fund bought them or due to the fact that other holdings have declined in value.  However, we believe that these holdings have long-term potential, so we are reluctant to take profits in them and move on to other names.

Market Comments and Outlook

Stocks have been trending up this year, in spite of heightened volatility, low volume, and at times lackluster trading activity.  As we go to press, the S&P 500 index is at a new high for the year and not too far from the all-time high of the last cycle.  The overall uptrend now is almost three years old, not counting severe and gut-wrenching corrections along the way.  Stocks have proven to be resilient in an environment marked by significantly divergent views by investment and economic experts on wide-ranging topics, from the health of the economy, to European debt issues, to fear of unconventional monetary policy.

We highlighted in our last annual report many of the fundamental factors that have led to this market uptrend.  Below, we review a few that can further sustain the stock market uptrend for some time to come.

Financial liquidity and the Bernanke FRB: Financial liquidity has always been one of the key drivers of long-cycle bull markets.  Since the 1970s, we’ve had three cycles where stocks were up five consecutive years or more.  Starting with QE1, followed by QE2, the FRB has been providing financial liquidity and also driving down interest rates.  Money supply growth, as measured by M2, is at 9.3% y/y as of Q2, 2012, running at close to the upper end of the historic range since 1960.  This M2 growth points to the sustainability of economic growth, or even an acceleration in 2013 if business confidence improves.

The key question now is, how long will the monetary policy remain accommodative?  Not just in terms of low interest rates, but the growth of monetary aggregates.  The Bernanke speech at Jackson Hole provides a glimpse into the FRB’s thinking on long-term policy targets.  It appears that, in addition to price stability and pursuing sound economic growth, the FRB is also targeting an unemployment rate of close to 6%, which it believes is the structural unemployment rate for the country.

The unemployment rate was at its highest in this cycle at 10.0% in October 2009, and is currently at 8.1%.  A question worth investigating is, how long will it take for the unemployment rate to decline to 6%?  Let’s look at the 1982-1987 economic recovery: The last time we had an unemployment rate as high as it is in this cycle was December 1982, when the unemployment rate was 10.8%.  During the 1982-87 cycle, the economy roared right out of the gate, reaching the peak rate of real GDP growth in the first two years, which was 8.5% y/y for Q1 1984.  It took five years of strong economic recovery to bring the unemployment rate down to 5.9% in September 1987.  By comparison, in this economic cycle the highest real GDP growth so far is 2.8% y/y, for Q3 2010.  It would be fair to say that it will take more than five years of economic recovery to bring the unemployment rate down to around 6%.  Until then, the FRB is likely to pursue a policy of low interest rates, a major plus for the stock market cycle.

Although, this economic recovery is subpar, it seems sustainable.  Auto sales have recovered to the same level as prior to the credit market crisis of 2008.  Personal income and spending for July are 2.2% y/y and 1.9% y/y, respectively, adjusted for inflation, and not too far below the median growth rate for both income and spending of close to 2.55% since 1990.

The global economic recovery remains sluggish, but we see most leading countries in the world pursuing significant stimulus activity, from infrastructure spending to accommodative monetary policy.  We believe this bodes well for stronger economic recovery domestically for 2013.

Corporate profitability is at the highest level in this economic cycle, and corporations continue to increase dividends.

Equity valuations remain reasonable by a variety of measures.  The simplest one is the comparison of the current P/E for the S&P 500 index to the median P/E of 15.4X for the 1926-2011 period.  Currently, the S&P 500 index is selling at 14.5X the trailing twelve-month earnings of $98.68 for Q2 2012, or 12.4 times the bottom-up consensus estimate of $115.30 for 2013

While stock valuations remain attractive, bond valuations are a major question mark.  As we go to press the current low interest rates on long-term Treasuries are not competitive with the inflation rate of 2.1% y/y for July, as measured by core CPI.

However, the stock market faces heightened risk on many fronts. The fiscal cliff for the year-end remains a major concern.  The Federal budget deficit remains sky-high, and the cutbacks in state and local government spending are putting a damper on the economic recovery.  The uncertainty of the bailout process in EU remains a source of daily volatility in the financial markets.

Overall, we are optimistic for the outlook for the stock market for the next several years.  We hope to create good performance by focusing on individual stocks and hope to weather the rising volatility in the stock market.

Sincerely,

Suresh L. Bhirud, CFA

Chairman and President

THE APEX MID CAP GROWTH FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2012 (UNAUDITED)

The line graph below shows how a $10,000 investment in the Fund made 10 years ago, on July 31, 2002, would have become $10,857 (as of July 31, 2012).  The line graph shows how this compares to the broad-based Standard & Poor's 500 Index and the Fund's benchmark, the Standard & Poor's MidCap 400 Index, over the same period.

The Apex Mid Cap Growth Fund (BMCGX)
BMCGX
S&P500 INDEX
S&P400 INDEX
30,000
25,000
20,000
15,000
10,000
5,000
0
$24,361
$18,486
$10,857
20020731
20030131
20030731
20040130
20040731
20050131
20050731
20060131
20060731
20070131
20070731
20080131
20080731
20090131
20090731
20100131
20100730
20110131
20110730
20120131
20120731

Performance Comparison (Average Annual Total Returns)

For the periods ended July 31, 2012

	1 Year	5 Years	10 Years
Apex Mid Cap Growth Fund	-31.67%	-9.50%	+1.42%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	+9.13%	+1.13%	+6.34%
S&P Mid Cap (reflects no deduction for fees, expenses, or taxes)	+1.20%	+3.45%	+9.31%

All Fund performance numbers represent past performance numbers, and are no guarantee of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund Shares.

THE APEX MID CAP GROWTH FUND

PORTFOLIO ANALYSIS

JULY 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Retail
1.04%
Industrial Goods
10.61%
Services
25.99%
Financial
0.58%
Healthcare
8.86%
Entertainment
1.07%
Basic Materials
1.64%
Consumer Goods
5.21%
Energy
21.58%
Utilities
0.00%
Technology
23.42%

THE APEX MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2012

Shares		Value

COMMON STOCK - 95.74%

Agricultural Chemicals - 4.37%
4,000	Rentech, Inc. *	$ 7,960

Biological Products - 2.98%
100	Gilead Sciences, Inc. *	5,433

Cable & Other Pay Television Services - 7.15%
1,500	TiVo, Inc. *	13,035

Computer Communications Equipment - 0.87%
100	Acme Packet, Inc. *	1,585

Computer Peripheral Equipment, NEC - 1.36%
500	Brocade Communications Systems, Inc. *	2,485

Computer Storage Devices - 1.79%
100	NetApp, Inc. *	3,267

Crude Petroleum & Natural Gas - 0.00%
10,000	CityView Corp. Ltd. *	0

Dental Equipment & Supplies - 0.01%
7	Biolase Technology, Inc. *	12

Electrical Industrial Apparatus - 1.31%
1,300	Plug Power, Inc. *	1,560
100	Zoltek Companies, Inc. *	834
		2,394
Electromedical & Electrotherapeutic Apparatus - 0.22%
10,000	Trimedyne, Inc. *	400

Electronic Components, NEC - 2.47%
900	Power One, Inc. *	4,500

* Non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

THE APEX MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2012

Shares		Value

Engines & Turbines - 7.42%
13,000	Capstone Turbine Corp. *	$ 13,520

Finance Services - 0.56%
100	GSV Capital Corp. *	1,018

Gas & Other Services Combined - 7.74%
1,000	Clean Energy Fuels, Corp. *	14,110

Household Appliances - 2.14%
100	SodaStream International Ltd. *	3,901

Medicinal Chemicals & Botanical Products - 0.10%
300	Savient Pharmaceuticals, Inc. *	189

Miscellaneous Electrical Machinery, Equipment & Supplies - 2.77%
2,000	A123 Systems, Inc. *	880
4,000	Fuel Cell Energy, Inc. *	4,160
		5,040
Miscellaneous Food Preparations & Kindred Products - 2.01%
200	Green Mountain Coffee Roasters, Inc. *	3,652

Miscellaneous Metal Ores - 1.46%
300	Stillwater Mining Co. *	2,664

Periodicals: Publishing or Publishing and Printing - 0.74%
100	Rovi Corp. *	1,338

Pharmaceutical Preparations - 5.17%
200	Dendreon Corp. *	952
100	Endo Pharmaceuticals Holdings, Inc. *	2,973
1,000	Sinovac Biotech Ltd. *	2,140
8	Vivus, Inc. *	168
3,000	Zalicus, Inc. *	3,180
		9,413

* Non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

THE APEX MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2012

Shares		Value

Radio & TV Broadcasting & Communications Equipment - 0.93%
100	Youku.com, Inc. ADR *	$ 1,701

Radio Broadcasting Stations - 15.41%
13,000	Sirius XM Radio, Inc. *	28,080

Retail-Radio, TV & Consumer Electronics Stores - 0.99%
100	Best Buy Co. Inc.	1,809

Retail-Retail Stores, NEC - 1.38%
500	E-Commerce China Dangdang, Inc. ADR *	2,520

Rubber & Plastics Footwear - 0.84%
100	Crocs, Inc. *	1,535

Semiconductors & Related Devices - 19.07%
666	China Sunergy ADR *	1,112
200	Cirrus Logic, Inc. *	7,354
750	Emcore Corp. *	3,735
100	First Solar, Inc. *	1,554
1,000	Hanwha SolarOne Co. Ltd. ADR *	1,050
2,000	JA Solar Holdings Co. Ltd. ADR *	1,866
200	JDS Uniphase Corp. *	1,968
100	LDK Solar Co. ADR *	142
100	MEMC Electronic Materials, Inc. *	192
400	NVIDIA Corp. *	5,416
1,300	ReneSola Ltd. ADR *	1,664
200	Skyworks Solutions, Inc. *	5,786
300	SunPower Corp. *	1,176
1,100	Suntech Power Holdings Co. Ltd. ADR *	1,243
300	Yingli Green Energy ADR *	480
		34,738
Services-Business Services, NEC - 0.81%
100	WebMD Health Corp. *	1,471

* Non-income producing security during the period.

ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

THE APEX MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2012

Shares		Value

Services-Computer Processing & Data Preparation - 2.65%
500	Renren Inc. ADR *	$ 1,875
1,000	Zynga Inc. *	2,950
		4,825
Telephone & Telegraph Apparatus - 1.01%
100	Ciena Corp. *	1,603
2,000	Nortel Networks Corp. *	17
400	Zhone Technologies, Inc. *	224
		1,844
Unclassified - 0.01%
9,000	Diamond Hitts Production, Inc. *	1
58	DIAS Holding, Inc. *	0
200	GSV, Inc. *	3
27	Learning Priority, Inc. *	0
200	TPC Liquidation, Inc. *	0
170	VPGI Corp. *	4
		8

TOTAL FOR COMMON STOCK (Cost $437,525) - 95.74%		$ 174,447

TOTAL INVESTMENTS (Cost $437,525) - 95.74%		174,447

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.26%		7,765

NET ASSETS - 100.00%		$ 182,212

* Non-income producing security during the period.

ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

THE APEX MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2012

Assets:
Cash	$ 18,336
Investment Securities at Value (Identified cost - $437,525)	174,447
Prepaid Expenses	414
Total Assets		$ 193,197
Liabilities:
Accrued Management Expenses	2,280
Accrued Administrative Expenses	400
Accrued Distribution Expenses	1,679
Other Accrued Expenses	6,626
Total Liabilities		$ 10,985

Net Assets (Equivalent to $0.91 per share based on 201,120 shares outstanding)		$ 182,212

Composition of Net Assets:
Paid in Capital	$3,100,917
Accumulated Net Realized Loss	(2,655,627)
Net Unrealized Depreciation of Investments	(263,078)
Net Assets	$ 182,212

The accompanying notes are an integral part of the financial statements.

THE APEX MID CAP GROWTH FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2012

Investment Income:
Dividends		$ 102
Expenses:
Investment Advisor (Note 4)	$ 2,158
Custodian	2,588
Audit	4,000
Transfer Agent	3,409
Trustee Fees	1,598
Miscellaneous	52
Printing Expense	210
Fund Administration (Note 4)	433
Distribution Fees 12b-1 (Note 5)	539
Total Expenses		14,987

Net Investment Loss		(14,885)

Realized and Unrealized Loss on Investments:
Net Realized Loss on Investments		(6,829)
Change in Unrealized Depreciation on Investments		(89,325)
Net Realized and Unrealized Loss on Investments		(96,154)
Net Decrease in Net Assets Resulting from Operations		$ (111,039)

The accompanying notes are an integral part of the financial statements.

THE APEX MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	For the years ended

	July 31, 2012	July 31, 2011
Increase (Decrease) in Net Assets
Net Investment Loss	$ (14,885)	$ (23,035)
Net Realized Gain (Loss) on Investments	(6,829)	35,722
Net Unrealized Depreciation of investments	(89,325)	(18,598)
Net Decrease in Net Assets Resulting from Operations	(111,039)	(5,911)

Capital Share Transactions:
Shares Sold	-	2,500
Cost of Shares Redeemed	-	(7,544)
Increase (Decrease) in Net Assets Due to Capital Share Transactions	-	(5,044)

Net Decrease in Net Assets	(111,039)	(10,955)
Net Assets at Beginning of Period	293,251	304,206
Net Assets at End of Period	$ 182,212	$ 293,251

The accompanying notes are an integral part of the financial statements.

THE APEX MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	For the Years Ended

	July 31, 2012	July 31, 2011	July 31, 2010	July 31, 2009	July 31, 2008
Net Asset Value -
Beginning of Period	$ 1.46	$ 1.49	$ 1.20	$ 1.33	$ 1.50
Net Investment Loss (a)	(0.07)	(0.11)	(0.08)	(0.08)	(0.10)
Net Gains or Losses on Securities (realized and unrealized)	(0.48)	0.08	0.37	(0.05)	(0.07)
Total from Investment Operations	(0.55)	(0.03)	0.29	(0.13)	(0.17)

Distributions (From Net Investment Income)	0.00	0.00	0.00	0.00	0.00
Distributions (From Capital Gains)	0.00	0.00	0.00	0.00	0.00
Total Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value -
End of Period	$ 0.91	$ 1.46	$ 1.49	$ 1.20	$ 1.33
Total Return (b)	(37.67)%	(2.01)%	24.17%	(9.77)%	(11.33)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	182	293	304	246	283

Ratio of Expenses to Average Net Assets	6.95%	7.03%	5.23%	10.92%	8.39%
Ratio of Net Income to Average Net Assets	(6.90)%	(6.97)%	(5.10)%	(6.24)%	(8.21)%

Reimbursements/Waivers on Above - Ratios	0.00%	0.71%	1.20%	1.24%	1.20%

Portfolio Turnover Rate	53.41%	128.28%	153.31%	433.04%	320.00%

(a) Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE APEX MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2012

1.

SIGNIFICANT ACCOUNTING POLICIES

Bhirud Funds Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Apex Mid Cap Growth Fund portfolio (the "Portfolio").  The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital.

Codification

The Financial Accounting Standards Board (FASB) has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles in the United States of America (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

The Fund adopted FASB Accounting Standards Codification guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  The Fund did not have any activity in derivatives for the year ended July 31, 2012.

THE APEX MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2012

SECURITY VALUATION

Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined.  If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost.  Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

Securities, including common stocks and exchange traded funds, which are traded on a national securities exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sales price, and generally classified as a Level 1 investment.  Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and generally classified as a Level 1 investment.  If there are no sales reported the Fund’s portfolio securities will be valued using the last reported bid price. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, and generally classified as a Level 2 investment.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Trust’s Board of Trustees, and generally classified as a Level 3 investment.

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

THE APEX MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2012

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2012:

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 174,447	-	-	$ 174,447
Total	$ 174,447	-	-	$ 174,447

(b) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended July 31, 2012. The Fund did not hold any derivative instruments at any time during the year ended July 31, 2012. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method.  Interest income (including amortization of premium and discount, when appropriate) is recorded as earned.  Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES

The Fund qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2009-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended July 31, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

THE APEX MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2012

CAPITAL LOSS CARRY FORWARDS

The corporation is a regulated investment company (as defined in internal revenue code section 851) and is subject to special rules under IRC section 1212 regarding capital loss carry backs and carryovers. These rules prohibit the corporation from carrying back capital losses to any year in which it was a regulated investment company, while allowing capital loss carryovers to eight taxable years (not the usual three) succeeding the loss year. For taxable years beginning after December 22, 2010, regulated investment companies are permitted unlimited carry forwards of net capital losses. Such losses retain their character as either short- or long-term capital losses.

Net capital losses that occurred before December 23, 2010, continue to be treated as short term, and expire according to their original schedule. Such losses are not available to offset capital gains until all net capital losses occurring after December 22, 2010, have been utilized. As a result, some net capital loss carryovers that originated prior to December 23, 2010 may expire. At July 31, 2012, the company had capital loss carryovers from periods prior to December 23, 2010 of $1,363,016, which will expire as follows: $668,374 (7/31/13), $673,081 (7/31/14), $10,424 (7/31/16), and $11,137 (7/31/17).  At July 31, 2012, the company had capital loss carryovers with indefinite expiration of $6,829.  For the fiscal year ending July 31, 2012, the company had $239,889 in capital loss carry forwards that have expired.

RECLASSIFICATION OF CAPITAL ACCOUNTS

In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The Fund recorded the operating loss of $14,885 (after net investment income) for the year ended July 31, 2012 as a reduction in additional paid-in-capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income (loss) and realized gains (losses) on a tax basis which is considered to be more informative to the shareholder.

SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.

CAPITAL STOCK TRANSACTIONS

The Articles of Incorporation, dated May 27, 1992, permit the Fund to issue twenty billion shares (par value $0.001).  Transactions in shares of common stock for the years ended July 31, 2012 and 2011 were as follows:

	For the Year Ended July 31, 2012		For the Year Ended July 31, 2011
	Shares	Amount	Shares	Amount

Shares Sold	0	$ 0	1,543	$ 2,500
Shares Issued in Reinvestment of Dividends	0	0	0	0
Shares Redeemed	0	0	(4,736)	(7,544)
Net	0	$ 0	(3,193)	$ (5,044)

THE APEX MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2012

3.

INVESTMENTS

Purchases and sales of securities for the year ended July 31, 2012 other than short-term securities, aggregated $118,098 and $128,408, respectively.

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$31,634	$(294,712)	$(263,078)

4.

INVESTMENT ADVISORY CONTRACT

The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor.  As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million.  Advisory fees for the year ended July 31, 2012 were $2,158. The Advisor had voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. As of February 1, 2011 the Advisor will no longer be waiving fees. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Corporation is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expenses limitations have been eliminated at this time.

The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund.  For the year ended July 31, 2012 BAI earned administrative fees of $433.  During the year ended July 31, 2012 the Advisor elected to waive the payment of Administrative service fees payable in the amount of $0.

From December 1, 1996, the U.S. Bank N.A. has been providing custodian services and from February 1st, 1998, fund accounting and transfer agency functions are provided by Mutual Shareholders Services LLC.

THE APEX MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2012

5.

DISTRIBUTION PLAN

The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 there under.  The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the year ended July 31, 2012, the Fund has incurred distribution costs of $539 payable to Bhirud Associates, Inc.

6.

TRANSACTIONS WITH AFFILIATES

During the year ended July 31, 2012, the Fund paid $2,055, brokerage commissions to Bhirud Associates, Inc.

7.

CONTROL & OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of July 31, 2012, Suresh Bhirud, in aggregate, owned approximately 64.26% of the shares of the Fund.

8.

NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

THE APEX MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JULY 31, 2012

To the Board of Trustees

The Apex Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of The Apex Mid Cap Growth Fund (a portfolio of Bhirud Funds, Inc.) including the portfolio of investments, as of July 31, 2012 and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Apex Mid Cap Growth Fund at July 31, 2012, and the results of its operations, changes in net assets, and financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

VB&T CERTIFIED PUBLIC ACCOUNTANTS, PLLC

New York, NY

September 12, 2012

THE APEX MID CAP GROWTH FUND

EXPENSE ILLUSTRATION

JULY 31, 2012  (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 through July 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

See accompanying Notes to Financial Statements

Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (*)
	February 1, 2012	July 31, 2012	February 1, 2012 to July 31, 2012

Actual ((20.18)% return**)	$1,000.00	$798.25	$31.07
Hypothetical***	$1,000.00	$990.30	$34.39

*     Expenses are equal to the Fund’s annualized expense ratio of 6.95%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**   Returns are with expenses and not annualized.

*** Assumes a 5% annual return before expenses.

THE APEX MID CAP GROWTH FUND

DIRECTORS AND OFFICERS

JULY 31, 2012 (UNAUDITED)

Trustees Information

The Fund's Board of Trustees has responsibility for the overall management and operations of the Portfolios. Each Trustee oversees the Fund and serves until he or she resigns, retires or his or her successor is elected and qualified. Each officer serves until his or her successor is elected and qualified. The following table provides information regarding each Trustee, including those who are not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position(s), Length of Time Served	Principal Occupations During Past 5 Years, Directorship Held
Officers and Interested Directors
Suresh L. Bhirud, 64 27 Winding Lane. Darien, CT 06820	Chairman of the Board and Treasurer since August 6,1992 President since July 23, 2002	Chairman of the Board and Treasurer; President of Bhirud Associates, Inc.

Disinterested Directors
Timothy M. Fenton, 69 1124 Dartmouth Place Davis, CA 95616	Director since 1994	Retired. Licensed Realtor with William Raveis (2002-2007).
M. John Sterba, Jr., 69 41 Madison Avenue, 33rd Floor New York, NY 10010	Director since August 6, 1992	Chairman of Investment Management Advisors, Inc.

Investment Advisor & Distributor

Bhirud Associates, Inc.

Administrator

Bhirud Associates, Inc.

Custodian

U.S. Bank N.A.

Independent Auditors

VB&T CPA, PLLC

THE APEX MID CAP GROWTH FUND

ADDITIONAL INFORMATION

JULY 31, 2012 (UNAUDITED)

Additional Information

The Fund’s Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (877) 593-8637 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the Company's proxy voting policies and procedures relating to the holdings of the Fund is available, without charge and upon request, by calling 1-877-593-8637, on the Mutual Shareholder Services, LLC website at www.mutualss.com and on the SEC's website at www.sec.gov.

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on October 31 and April 30. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (877) 593-8637.

Approval of Investment Advisory Agreement

General Background.  On July 17, 2012, the Board of Directors, including all of the Independent Directors, approved the renewal of the Fund’s Advisory Agreement with Bhirud Associates Inc. (the “Adviser”) for an additional one-year term.  During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Adviser, including reports on the Fund’s investment results, portfolio composition, compliance with applicable regulations, portfolio trading practices, and shareholder services.  In determining whether to renew the Advisory Agreement, the Board also reviewed additional information provided by the Adviser.

The information below summarizes the Board’s considerations and conclusions in connection with its approving the renewal of the Advisory Agreement.  In considering the continuation of the Agreement, the Directors did not identify any particular information that was all-important or controlling and each Director attributed different weights to various factors.

THE APEX MID CAP GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

JULY 31, 2012 (UNAUDITED)

Quality of Services.  In reviewing the services that the Adviser provides to the Fund, the Directors considered Suresh Bhirud’s extensive experience in the securities and investment management industries.  They noted that Mr. Bhirud is the largest shareholder of the Fund.  The Directors also noted the Adviser’s dedication to providing all its research and energy to managing the Fund.

In reviewing the quality of services provided to the Fund, the Directors reviewed the performance of the Fund compared with the returns of the S&P 500 index and the S&P MidCap 400 index over 1-year, 5-year and 10-year periods.

The Directors observed that the Fund performed admirably during the crash of 2008 and limited the Fund’s losses during the worst stock market performance since the depression of the 1930’s.  However, the Directors noted that the Fund has significantly under-performed during the 12 months ended May 31, 2012.  They noted that there are several factors that are influencing the performance of the Fund over a shorter time frame.  One is that the Fund owns large positions in several key stocks that have potential to be big performers over the long run, but tend to be volatile over a short term.  Second, the small size of the Fund has a tendency to magnify the negative returns, as the expense ratio as a percent of assets goes higher in market downturns.

Cost of Services to the Fund – Advisory Fees and Total Expenses.  In reviewing the advisory fees borne by the Fund, the Directors reviewed information regarding the advisory fees in absolute dollar terms by each category and also total fees relative to assets of the Fund and noted the reasonableness of fees.  They also noted that in absolute dollar terms, the Fund’s expenses are low and have remained steady for the last 5 years.  They also noted the small size of the Fund makes normal industry comparisons difficult, but noted that the Adviser is not unduly benefiting by any of its relationships to the Fund.

The Directors observed that, in the interest of limiting the expenses of the Fund, the Adviser had voluntarily waived the advisory and administrative fees for 10 years ending January 31, 2011.  The Adviser decided to not waive the fees going forward to simplify filings for regulatory purposes.

Profitability of the Adviser.  The Directors considered information prepared by the Adviser with respect to the profitability of its relationship with the Fund.  The Directors discussed in detail the analysis presented regarding the Adviser’s profitability.  The Directors determined that the Adviser has been running the Fund at losses born by the Adviser.

The Directors agreed that due to the Fund’s small asset size and the fact that the Adviser only manages one Fund, the Fund has not shown profitability to the Advisor.

Ancillary Benefits and Other Factors.  The Directors also considered that the Adviser and its affiliates appear to receive no significant benefits other than investment advisory fees as a result of the Adviser’s relationship with the Fund.  The Directors observed that the Adviser has not entered any soft dollar, revenue sharing, or directed brokerage arrangements over the last 5 years.

Economies of Scale.  The Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.  The Trustees noted that the total operating expenses of the Fund contain break-points and, accordingly, reflect the potential that economies of scale may be realized as the Fund grows.

Conclusions.  After reviewing various materials and reports provided, the Directors concluded that (i) the Adviser is sufficiently experienced and qualified to provide investment advisory services for the Fund; (ii) the Adviser is committed to the Fund, as evidenced by the fee structure, which is comparable to industry standards, and the fact that the Fund is the Adviser’s only fund client; (iii) Mr. Bhirud is committed to the Fund, as evidenced by his large ownership in the Fund; (iv) the Fund’s expenses and performance are disclosed in the Fund’s registration statement and/or reports to shareholders, allowing investors to make informed decisions about investment in the Fund.  The Directors also noted that the Fund has been in existence for a substantial period of time, which shows the commitment of Mr. Bhirud to create superior performance over a long period of time.

In light of the information presented to them and the other factors described above, the Directors concluded, in the exercise of their business judgment, that the fees paid by the Fund under the Advisory Agreement generally appeared reasonable and voted to approve the continuation of the Agreement for the coming year.

Board of Trustees

Suresh L. Bhirud

Timothy M. Fenton

M. John Sterba Jr.

Investment Adviser

Bhirud Associates, Inc.

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

VB&T CPA, PLLC

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Bhirud Funds Inc.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's  principal executive officer and principal financial officer.  The  registrant  has  not  made any amendments to its code of ethics during  the covered period. The registrant has not granted any waivers from  any  provisions of the code of ethics during the covered period.

        A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The  registrant's  Board  of  Trustees has determined that it does not have  an  audit committee financial expert serving on its audit committee.  At  this  time,  the  registrant believes that the experience provided  by  each  member  of the audit committee together offers the registrant  adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The  registrant  has engaged its principal accountant to perform audit services,  audit-related  services,  tax  services  and other services during the past two fiscal years. "Audit services" refer to performing an  audit  of the registrant's annual financial statements or services that  are normally provided by the accountant in connection with statutory  and  regulatory  filings or engagements for those fiscal years.  "Audit-related  services"  refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered  by the principal accountant for tax compliance, tax advice, and tax  planning.  The  following table details the aggregate fees billed for  each  of  the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2011	FYE 7/31/2012	# of Hours spent in FYE 2012
Audit Fees	$4,000	$4,000	40
Audit-Related Fees	$ 0	$ 0	0
Tax Fees	$ 0	$ 0	0
All Other Fees	$ 0	$ 0	0

The  audit  committee has adopted pre-approval policies and procedures that  require  the  audit  committee to pre-approve all audit and non-audit  services of the registrant, including services  provided to any entity  affiliated  with the registrant. All of the principal accountant's  hours  spent  on auditing the registrant's financial statements  were  attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's  accountant  for  services to the registrant and to the registrant's  investment  adviser  (and  any other controlling entity, etc.not sub-adviser)  for the last two years.  The Audit Committee of the Board  of  Trustees  has considered whether the provision of non-audit services  that were rendered to the registrant's investment adviser is compatible  with  maintaining  the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 7/31/2011	FYE 7/31/2012
Registrant	$0	$0
Registrant’s Investment Advisor	$0	$0

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

        Not applicable to open-end investment companies.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

        Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

        Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        Not applicable to open-end investment companies.

ITEM 10.CONTROLS AND PROCEDURES

(a)     The Registrant's President and Treasurer has concluded that the Registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under  the  Investment  Company Act of 1940 (the "Act")) are effective  as  of  a date within 90 days of the filing date of the report that  includes the disclosure required by this paragraph, based on the evaluation of  these controls and procedures required by Rule 30a-3(b) under the Act.

(b)     There  were  no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal year that has materially  affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.EXHIBITS

(a)     ANY CODE OF ETHICS OR AMENDMENT THERETO.

        Filed herewith.

(b)     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

        Filed herewith.

(c)     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

        Furnished herewith.

SIGNATURES

        Pursuant  to  the  requirements of the Securities Exchange Act of 1934 and  the  Investment  Company Act of 1940, the registrant has duly caused this report  to  be  signed  on  its  behalf  by  the  undersigned, thereunto duly authorized.

Bhirud Funds Inc.

By: /s/ Suresh L. Bhirud

        --------------------

        Suresh L. Bhirud

        Principal Executive Officer

Date: September 14, 2012

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

Bhirud Funds Inc.

By: /s/ Suresh L. Bhirud

        --------------------

        Suresh L. Bhirud

        Principal Financial Officer

Date: September 14, 2012